UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2016 (May 31, 2016)

MEMORIAL PRODUCTION PARTNERS LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	90-0726667
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1600 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 588-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed in a Current Report on Form 8-K filed with the SEC on May 2, 2016, on April 27, 2016, Memorial Production Partners LP (the “Partnership”), Memorial Resource Development Corp. (“MRD”), Memorial Production Partners GP LLC, Memorial Production Operating LLC, Beta Operating Company, LLC and MEMP Services LLC entered into a Purchase and Sale Agreement pursuant to which the Partnership agreed to acquire, among other things, all of the equity interests in Memorial Production Partners GP LLC, the general partner of the Partnership (the “General Partner”), from MRD for $750,000 (the “Transaction”). The Transaction closed on June 1, 2016, and the General Partner became a wholly owned subsidiary of the Partnership.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the closing of the Transaction, the Omnibus Agreement, dated as of December 14, 2011, among the Partnership, the General Partner, and a wholly owned subsidiary of MRD (the “Omnibus Agreement”) was terminated on June 1, 2016. MRD, which owned all of the equity interests in the General Partner prior to the closing of the Transaction, provided certain administrative and operational services to the Partnership pursuant to the Omnibus Agreement.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The Partnership’s acquisition of all of the equity interests in the General Partner upon the closing of the Transaction resulted in a change in control of the Partnership because, following the Transaction, MRD no longer controls the Partnership. However, the Partnership’s acquisition of all of the equity interests in the General Partner did not constitute a change in control for purposes of the Partnership’s revolving credit facility or indentures.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2016, Dennis G. Venghaus resigned as the Vice President and Chief Accounting Officer of the General Partner, effective immediately, in connection with the contemplated closing of the Transaction. On May 31, 2016, Matthew Hoss, the Vice President, Accounting, of the General Partner, was designated as the Partnership’s principal accounting officer, effective as of the closing of the Transaction on June 1, 2016.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Second Amended and Restated Agreement of Limited Partnership of the Partnership

In connection with the closing of the Transaction, on June 1, 2016, the Partnership’s First Amended and Restated Agreement of Limited Partnership was amended and restated. The Second Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”), among other things:

●	converted the 0.1% general partner interest in the Partnership held by the General Partner into a non-economic general partner interest,

●	cancelled the incentive distribution rights of the Partnership,

●	provides that, for so long as the Partnership owns a majority of the membership interests of the General Partner, the limited partners of the Partnership will elect the members of the General Partner’s board of directors beginning with an annual meeting in 2017,

●	divides the board of directors into three classes, with Mr. W. Donald Brunson designated as a Class I director with a term expiring at the 2017 annual meeting, Messrs. P. Michael Highum and William J. Scarff designated as Class II directors with terms expiring at the 2018 annual meeting, and Messrs. Jonathan M. Clarkson and John A. Weinzierl designated as Class III directors with terms expiring at the 2019 annual meeting, and

●	eliminates legacy references to the Partnership’s previously outstanding subordinated units and certain other legacy provisions that were no longer applicable to the Partnership.

The foregoing summary of the Partnership Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Partnership Agreement, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

Fourth Amended and Restated Limited Liability Company Agreement of the General Partner

On June 1 2016, in connection with the closing of the Transaction, the General Partner’s Third Amended and Restated Limited Liability Company Agreement was amended and restated. The Fourth Amended and Restated Limited Liability Company Agreement of the General Partner (the “LLC Agreement”) was amended to, among other things, provide for the election of the members of the General Partner’s board of directors by the limited partners of the Partnership in accordance with the Partnership Agreement and divide the board of directors into three classes.

The foregoing summary of the LLC Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the LLC Agreement, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

In connection with the Transaction, on April 27, 2016, the Partnership entered into an Agreement Regarding Assignment of Incentive Distribution Rights with NGP MEMP IDR Holdco LLC (“NGP”) pursuant to which the Partnership agreed to acquire from NGP the 50% of the incentive distribution rights of the Partnership owned by NGP (the “NGP IDRs”). The acquisition of the NGP IDRs by the Partnership closed immediately prior to the closing of the Transaction and the NGP IDRs and the other 50% of the incentive distribution rights of the Partnership owned by the General Partner were cancelled.

Item 9.01.   Financial Statements and Exhibits.

      (d)   Exhibits.

Exhibit Number	Description

3.1	Second Amended and Restated Agreement of Limited Partnership of Memorial Production Partners LP dated as of June 1, 2016

3.2	Fourth Amended and Restated Limited Liability Company Agreement of Memorial Production Partners GP LLC dated as of June 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL PRODUCTION PARTNERS LP

	By:	Memorial Production Partners GP LLC, its general partner

Date: June 1, 2016	By:	/s/ Jason M. Childress
Jason M. Childress
Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Second Amended and Restated Agreement of Limited Partnership of Memorial Production Partners LP dated as of June 1, 2016

3.2	Fourth Amended and Restated Limited Liability Company Agreement of Memorial Production Partners GP LLC dated as of June 1, 2016